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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported): May 20, 2004

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-1212
                               (Registrant's telephone number, including area code)

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Item 5.  Other Events.

         On May 20, 2004, the Board of Directors of Southern California Edison Company amended provisions of
Southern California Edison Company's Bylaws to allow Southern California Edison Company to issue uncertificated shares and to delete certain outdated references.  A complete copy of the amended Bylaws is attached as Exhibit 3.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)         Exhibits

            3.        Bylaws of Southern California Edison Company as Amended to and Including May 20, 2004.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 SOUTHERN CALIFORNIA EDISON COMPANY
                                                                               (Registrant)

                                                                     /S/ KENNETH S. STEWART
                                                        -------------------------------------------------
                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

May 21, 2004